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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(D) of the
                      the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported) September 22, 2003

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                            NORDSTROM CREDIT, INC.
            (Exact name of registrant as specified in its charter)

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            COLORADO               0-12994              91-1181301

         (State or other        (Commission file     (I.R.S. Employer
         jurisdiction of            number)         Identification No.)
          incorporation)



                13531 East Caley, Centennial, Colorado     80111
           (Address of principal executive offices)      (Zip code)


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      Registrant's telephone number, including area code  (303) 397-4700

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                                 Inapplicable
         (Former name or former address, if changed since last report.)

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Item 8.  Change in Fiscal Year.

On September 22, 2003 our Board of Directors elected to change our fiscal year. Beginning February 1, 2004, our fiscal year-end will change from January 31 to the Saturday closest to January 31. In the future, each fiscal year will consist of four 13-week quarters, with an extra week added to the fourth quarter every five to six years. Our current and previous fiscal year-ending dates will remain unchanged at January 31, 2004 and 2003.















































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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NORDSTROM, INC.

                                          By:/s/ Michael G.Koppel
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                                             Michael G. Koppel
                                             Vice President and Treasurer


Dated: September 23, 2003